SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO THE SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of earliest event reported) -
                                November 6, 1997


                                  ARISTAR, INC.
             (Exact name of registrant as specified in its charter)



     DELAWARE                          1-3521                 95-4128205
(State or other jurisdiction of    (Commission File        (I.R.S. Employer
incorporation)                        Number)             Identification No.)



                8900 GRAND OAK CIRCLE, TAMPA, FLORIDA 33637-1050
                    (Address of principal executive offices)



              Registrant's telephone number, including area code -
                                 (813) 632-4500




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     The Registrant is refiling this Current Report on Form 8-K under its own Central Index Key (CIK), having filed on November 10, 1997 under the CIK for its ultimate parent, Washington Mutual, Inc.


ITEM 7.             FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                    AND EXHIBITS.

         (c)        Exhibits

     1(a) - Terms Agreement dated November 6, 1997 among Aristar, Inc. (the "Company") and Goldman, Sachs & Co., Salomon Brothers Inc, BancAmerica Robertson Stephens and First Chicago Capital Markets, Inc., which incorporates by reference the Debt Securities Underwriting Agreement Basic Provisions dated October 6, 1997, the form of which was filed with the Securities and Exchange Commission (the "Commission") on June 12, 1997, as Exhibit (1)(a) to the Company's Registration Statement on Form S-3 (No. 333-29049) under the Securities Act of 1933, as amended.

     4(a) - Specimen Global 6.50% Senior Note due November 15, 2003.


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     ARISTAR, INC.



                                                By:  /s/ Fay L. Chapman
                                                     Fay L. Chapman
                                                     Executive Vice President


Date:  November 10, 1997



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




                                  EXHIBIT INDEX



EXHIBITS

     1(a) - Terms Agreement dated November 6, 1997 among Aristar, Inc. (the "Company") and Goldman, Sachs & Co., Salomon Brothers Inc, BancAmerica Robertson Stephens and First Chicago Capital Markets, Inc., which incorporates by reference the Debt Securities Underwriting Agreement Basic Provisions dated October 6, 1997, the form of which was filed with the Securities and Exchange Commission (the "Commission") on June 12, 1997, as Exhibit (1)(a) to the Company's Registration Statement on Form S-3 (No. 333-29049) under the Securities Act of 1933, as amended.

     4(a) - Specimen Global 6.50% Senior Note due November 15, 2003.


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